Note 8 - Deferred Revenue	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Deferred Revenue [Text Block]

NOTE 8: DEFERRED REVENUE

In February 2019, the Company executed a $2,500 development and consulting agreement with R.I. Mind Group Ltd. The Company’s scope involved creating and developing BNA™ Biomarkers, the Database Infrastructure and the Delivery System (collectively, the “Work Products”), as well as consulting and advising on the development of Work Products or on the proper use of the Work Products. In accordance with the agreement, the Company received an advance of $500 against which the parties agreed to offset invoices amounting to $41.

In August 2022, the Company executed a Memorandum of Understanding (“MoU”) with Pasithea Clinics Inc. to enter into an agreement with respect to the marketing and commercialization of the BNA™ System. The Company received an advance of $300. The advance was recognized as deferred revenue in 2022.

In November 2022, the Company executed an additional MoU with Pasithea Clinics Inc. to enter into an agreement with respect to the marketing and commercialization of BNA™ System. The Company received an advance of $150 to offset certain subsequent invoices. The advance was recognized as deferred revenue in 2022.

During the year ended December 31, 2023, the Company determined that it satisfied its performance obligation under both MoUs with Pasithea and recognized $450 of revenue.

Additionally, on February 24, 2023, the agreement with R.I. Mind Group Ltd. expired in accordance with its terms, and, as of December 31, 2023, there are no amounts owed by the Company to R.I. Mind Group Ltd. As the Company did not carry any activity for the purposes of the agreement, the Company recognized $459 of other income.

	December 31
	2023	2022
Pasithea Clinics Inc.	$-	$450
R.I. Mind Group Ltd	$-	$459
	$-	$909